Exhibit32.1
                                                                     -----------



      CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, Daniel J. Haslinger, the Chief Executive Officer of N-Viro International Corporation, certify that (i) the Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of N-Viro International Corporation.


/s/  Daniel  J.  Haslinger
--------------------------
Daniel  J.  Haslinger,  Chief  Executive  Officer
March  31,  2005